UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 6, 2021
(Date of earliest event reported)

ALASKA AIR GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-8957	91-1292054
(Commission File Number)	(IRS Employer Identification No.)

19300 International Boulevard	Seattle	Washington	98188
(Address of Principal Executive Offices)			(Zip Code)

(206) 392-5040
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	ALK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This document is also available on our website at http://investor.alaskaair.com.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)     Compensatory Arrangements with Certain Officers.

The Board of Directors of Alaska Air Group, Inc. (the “Company”) previously approved amendments to the Alaska Air Group, Inc. 2016 Performance Incentive Plan (the “2016 Plan”), subject to approval by the Company’s stockholders, to (1) increase the maximum number of shares of the Company’s common stock that may be issued pursuant to awards under the 2016 Plan by an additional 2,700,000 shares, (2) extend the term in which the Company may grant new awards under the 2016 Plan through March 17, 2031, (3) modify the 2016 Plan’s share-counting rules so that shares subject to all types of awards under the plan will count on a one-for-one basis against the plan’s share limit, and (4) in light of recent changes in tax law, remove certain provisions of the 2016 Plan that had provided flexibility for the Company to grant awards intended to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code. At the Company’s annual meeting of stockholders held on May 6, 2021, the Company’s stockholders approved these amendments.

The preceding summary is qualified in its entirety by reference to the text of the amended and restated 2016 Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

ITEM 5.07. Submission of Matters to a Vote of Security Holders.

(a) Alaska Air Group, Inc.'s (the "Company") Annual Meeting of Stockholders was held on May 6, 2021.

(b) At the Annual Meeting, all 13 director nominees were elected for one-year terms expiring on the date of the Annual Meeting in 2022. The results of the voting with respect to the election of directors were as follows:

Proposal 1. Election of nominees for the Board of Directors:

Board Nominees	For	Against	Abstain	Broker Non Votes
Patricia M. Bedient	84,328,499	2,898,749	112,824	16,376,747
James A. Beer	86,496,197	709,571	134,304	16,376,747
Raymond L. Conner	85,984,378	1,220,654	135,040	16,376,747
Daniel K. Elwell	86,805,465	399,817	134,790	16,376,747
Dhiren R. Fonseca	86,675,922	529,672	134,478	16,376,747
Kathleen T. Hogan	86,320,628	906,513	112,931	16,376,747
Jesse J. Knight, Jr.	83,400,272	3,802,168	137,632	16,376,747
Susan J. Li	86,688,277	542,759	109,036	16,376,747
Benito Minicucci	86,787,025	434,352	118,695	16,376,747
Helvi K. Sandvik	86,408,143	804,518	127,411	16,376,747
J. Kenneth Thompson	79,296,450	7,912,191	131,431	16,376,747
Bradley D. Tilden	85,183,502	1,199,211	957,359	16,376,747
Eric K. Yeaman	86,433,997	764,553	141,522	16,376,747

The results of voting on Proposals 2 through 4 were as follows:

Proposal 2.  A board proposal seeking an advisory vote to approve the compensation of the Company’s Named Executive Officers:

Number of Votes
For	81,420,479
Against	5,678,592
Abstain	241,001
Broker Non-votes	16,376,747

Proposal 3.  A board proposal seeking ratification of the appointment of KPMG LLP as the Company’s independent registered public accountants for fiscal year 2021:

Number of Votes
For	102,751,199
Against	796,132
Abstain	169,488
Broker Non-votes	N/A

Proposal 4. A board proposal seeking the amendment and restatement of the Company’s 2016 Performance Incentive Plan:

Number of Votes
For	83,614,853
Against	3,547,581
Abstain	177,538
Broker Non-votes	16,376,747

ITEM 9.01  Financial Statements and Other Exhibits
(d) Exhibits.

Exhibit 10.1	Alaska Air Group, Inc. 2016 Performance Incentive Plan
104	Cover Page Interactive Data File - embedded within the Inline XBRL Document

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALASKA AIR GROUP, INC.
Registrant

Date: May 11, 2021

/s/ Kyle B. Levine
Kyle B. Levine
Senior Vice President, Legal, General Counsel and Corporate Secretary